SURNA
Let's Grow Together™

Comprehensive Solutions

For Controlled Environment Agriculture Facilities









Q1 2021 Investor Presentation

May 13, 2021

www.surna.com

Cautionary Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our annual and quarterly reports filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation, certain debt-related items and depreciation expense. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

Corporate Strategy

Goal: Create widely held, actively traded, fully valued Nasdaq-listed company by Q4 2021

	Organic Business	Public Company Platform	Strategic
Point A (2018)	• Revenue: $9.6 MM (3-year CAGR 8%) • Adjusted net loss: $(2.7) MM • New build projects: Nearly 100% of revenue	• OTCQB-traded; penny stock • Trading multiple: 1.2x EV/LTM revenue • Public company costs: Approx. 10% of revenue • Limited access to capital markets	• Previously, no strategic acquisition plan

Execution Plan	• Expansion/retrofit projects: Target 25% of revenue
	• Facility lifecycle products/services: Recurring revenue
	• Expand HVAC product line
	• Add non-HVAC products and services
	• Market to non-cannabis CEA prospects
		• Strategic capital raise
		  - Effect reverse stock split
		• Satisfy Nasdaq listing requirements:
			• Complete one or more strategic acquisition(s):
			  - Ancillary products/services companies in cannabis sector
			  - Focus on complementary, not immediate synergy or cost-savings
			  - Use stock as currency
			• Raise capital from strategic investors for:
			  - Working capital
			  - Organic or acquisitive growth

Point B (2021)	• Revenue: Target $20 MM • Adjusted net income: cash flow positive • Add 5% of revenue from recurring services	• **Nasdaq-listing** • **Public company costs: Target 3% of revenue** • **Institutional/strategic investor ownership: Target 20%** • **Average Daily Trading Volume: Target 0.5% of market cap** • **Analyst coverage; robust IR program** • **Target peer group trading comps: 3.5x EV/LTM revenue**	• Acquired revenue: Target $20 MM annual run rate • Acquired adjusted net income: Target $1 MM annual run rate • Acquired adjusted net income: Target accretive acquisitions

Company Overview



Projects Completed

Surna has offered cultivators across the U.S. and Canada comprehensive cultivation environmental solutions since 2006. In that time, we have completed over 200 commercial projects.

Over 200 Commercial Projects



AK 13
HI 2
PR 2
9
9
3
1
13
2
1
32
23
20
25
38
12
6
3
5

Company Overview


COMMERCIAL
OVER
200
PROJECTS
STAMPED
IN THE
U.S. & CANADA
FLOORPLANS
LICENSED
MEP ENGINEERS
OVER
15
YEARS
CEA EXPERIENCE

Cultivation Solutions

- Controlled Climate Systems ›
- Controls ›
- Projects Completed ›



Engineering & Design

- Licensed MEP Engineering ›
- Grow Room Odor Mitigation ›



Installation & Maintenance

- Installation Support ›
- Preventative Maintenance ›
- Local Troubleshooting and Repair Services ›



Company Overview



Proper Climate Control Goes Beyond Equipment Selection

Indoor cultivation is all about growing healthy plants – and growing a profitable business. That's why Surna offers a holistic design from a curated list of technologies.

Controlled Climate Systems

Other companies will try to sell cultivators on a design that fits the limited equipment they offer. Surna does things differently. Our equipment offerings span a wide variety of HVAC technologies, all with various benefits and applications. That means that our partnership with our customers begins even before the design stage as we work to create a cultivation climate system that best serves their goals, budget and specific facility needs.





Sentry
SURNA

Controls

For accurate visibility into grow rooms, we go beyond snappy interfaces or turning things off and on. Surna SentryIQ® features proprietary controls sequences with predictive algorithms essential to optimum climate control.

Company Overview



Engineering & Design

Unlike in a traditional HVAC setting, indoor cultivation facilities require climate control solutions that attend to the unique needs of the plant. In order to achieve the most precise and efficient grow room climate, engineers should have a solid understanding of variables unique to controlled environment agriculture. Our specialized team of engineers provide the sophisticated approach to indoor agriculture required for success.



Licensed MEP Engineering

After architects complete the floorplans, engineers must design the nuts and bolts of the facility; how to heat, cool and dehumidify the cultivation spaces. Surna provides fully stamped construction documents.



Grow Room Odor Mitigation

Surna's odor control plans are based on industry best practices and minimum requirements set by ASHRAE and include analyzing the current setup and state assumptions, determining relevant code reference, calculating ventilation for occupancy requirements and odor controls and providing documentation that can be presented to the governing body.

Company Overview



Installation & Maintenance Services
Many engineering firms and equipment suppliers will part ways with facility management following the purchase of the system. Not only do we offer both remote and onsite support, but we also provide other maintenance and service options to ensure that if there is an issue, either during or after construction, the Surna team will help find a solution.

Installation Support
Most Surna projects include access to our installation support team who will assist in the proper implementation of the system via site visits throughout the buildout phase and over-the-phone consultations.





Local Troubleshooting and Repair
Surna's extensive certified contractor network allows us to offer expert local support across the U.S. and Canada and provides painless options for servicing equipment should any complication arise.

Preventative Maintenance Plans
Surna offers maintenance plans that include regularly scheduled visits from qualified professionals to properly maintain equipment, monitor, track and analyze performance and recommend adjustments to address potential problems before they happen.



Environmental Control Products & Services

Surna's Products and Services Offering Historical Timeline

	2006 – 11	2012 – 17	2018	2019	2020	2021 YTD
services	Basic cooling load calculations	Schematic drawings and onsite support	Stamped mechanical plan sets	Stamped MEP design	Onsite controls commissioning	Install & maintenance services
products						
	• Reflector heat shield (discontinued) • 2 hp Chiller (discontinued) • Water cooled CO_2 generator (discontinued) • 2 ton residential chiller system • Small tonnage commercial chillers • Ice box heat exchanger	• 2-pipe modular chilled water with standalone dehumidification • 25 ton chillers • Large commercial Surna by Trane chillers	• 4-pipe modular chilled water with integrated dehumidification • Cassette fan coil • Mini and Mini Plus air handlers • 4-pipe custom air handler (complex chilled water)	• SentryIQ™ Controls System • Destratification fan • Wall mount fan coil	• Split system DX with integrated dehumidification • Packaged DX systems with modulating hot gas reheat • Improved in-room fan coil with GMP wipe down construction • Heat recovery chiller/boiler for 4-pipe systems • StrataAir™ racking airflow solution	• Preventative maintenance plans • Local troubleshooting and repair services • CFD modeling

SURNA Let's Grow Together

Key Financial Metrics

REVENUE BY YEAR



15.0 million
10.0
5.0
0.0
2017
2018
2019
2020
2021
Q4
Q3
Q2
Q1

REVENUE BY QUARTER



6.0 million
5.0
4.0
3.0
2.0
1.0
0
$1.8
$4.2
$5.5
$3.7
$1.8
$1.7
$1.6
$3.4
$2.4
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

OPERATING INCOME (LOSS)



0.5
$0.0 million
-0.5
-1.0
-1.5
-2.0
-$0.5
-$0.9
$0.4
$0.1
$0.4
$0.3
-$0.1
-$0.8
-$0.7
-$0.9
-$0.5
-$0.6
-$0.2
-$0.3
-$0.4
-$0.05
-$0.6
-$0.7
Adjusted Operating Income (Loss)
Operating Income (Loss)
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

CASH



$3.5 million
3.0
2.5
2.0
1.5
1.0
0.5
0
$0.5
$1.9
$2.0
$0.9
$0.2
$0.2
$2.1
$2.3
$3.3
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Bookings and Backlog



$14 million
12
10
8
6
4
2
0
-2
$4.8
$11.5
$5.7
$13.0
$2.6
$10.1
$3.1
$9.6
$1.1
$8.9
-$1.6
$5.6
$4.2
$8.2
$3.6
$8.4
$5.5
$11.6
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Backlog
Net Bookings

Controlled Environment Agriculture

The transition to Controlled Environment Agriculture presents a second high-growth market



Estimated Growth of U.S. Legal Cannabis Industry
$USD Billions
$50
$40
$30
$20
$10
$0
2019
2020
2021
2022
2023
2024
2025
Legal Medical
Legal Adult Use

Source: New Frontier Data



Estimated Growth of North America Indoor Farming Market
$USD Billions
$12
$10
$8
$6
$4
$2
$0
2019
2020
2021
2022
2023
2024
2025

Source: Mordor Intelligence

CEA Infrastructure Opportunities

		Existing	Add
Facility Selection & Design	Facility Selection – Key Requirements Guidance	●	
	Facility Design – Layout – Work Flow Process, Optimization		●
	Architectural Services		●
Technical Infrastructure	Lighting		●
	Benching/Racking		●
	HVACD Equipment	●	
	CO_2 Design & Supply		●
	Water Filtration & Condensate Reclamation		●
	Irrigation & Fertigation System Design & Supply		●
	Wastewater Treatment		●
	Sensing & Control Technology	●	●
	MEP Engineering	●	
Construction	Construction Support Services	●	
Startup	Startup & System Training	●	
Lifecycle	SentryIQ® Monitoring & Alarm	●	
	Active Remote Monitoring Service		●
	Service & Maintenance	●	

Trade Name Update

SURNA® Let's Grow Together™ → SURNA® Cultivation Technologies

Driving Organic Growth

Updated Organic Growth Strategy

- Developed new products and services to support organic growth
- Focused on entering new markets
- Sold products to commercial non-cannabis business
- Scaling CEA services to serve one of the highest growth agricultural verticals - indoor vertical farming

Financial Highlights

- Backlog is at second-highest level in company's history
- Cash position has strengthened by approximately $1M since the end of 2020
- Strongest first quarter in over 2 years

Products and Services

- Facility design - layout - workflow process
- Architectural
- CO_2 design
- Irrigation & fertigation design
- Wastewater treatment design
- Remote monitoring
- Irrigation & fertigation systems
- Lighting
- Benching/racking
- CO_2 equipment

Sales and Marketing

- Added sales channel - RSX Enterprises
- Expanded focus of direct sales team
- New website
- Expanding digital marketing (organic and paid)
- Exhibiting at CEA trade shows

Corporate Profile

TRADING (as of 3/31/21)	
Symbol	SRNA
Trading Venue	OTCQB
Stock Price	$0.067
52-Week Price Range	$0.015 - 0.215
Avg. Daily Volume (3 month)	2,520,000
Number Record Holders	131
Number Beneficial Holders (as of 2/24/21)	15,387
Penny Stock	Yes

CAPITALIZATION (as of 3/31/21)	
Market Capitalization	$15.89M
Debt (potentially forgivable)	$514,200
Common Shares Outstanding	236,526,638
Potentially Dilutive Securities	
Investor Warrants (wt. avg. exercise price $0.25) (wt. avg. remaining term 3 mths)	7,562,500
Director & Employee Stock Options (wt. avg. exercise price $0.078)	22,686,800
Total – Outstanding and Potentially Dilutive	30,249,300
Authorized Common Shares	350,000,000
Preferred Shares Outstanding (voting rights; $0.00001 stated value)	42,030,331

INDEPENDENT DIRECTORS

Randy Shipley

- Former VP/Sales of VividGro and Chief Strategy Officer of GroAdvisor
- Six-year veteran of the cannabis industry; founder of Marijuana Investor Summit
- Former communications technology executive and product manager; Chief Revenue Officer and corporate officer with Carrier Access Corp, $2B+ revenue NASDAQ listed high growth company

Nick Etten

- Head of Government Affairs with Acreage Holdings
- Founder of Veteran's Cannabis Project and passionate advocate for veteran's cannabis access
- Former investment banker with Thomas Weisel Partners
- MBA Kellogg, BS US Naval Academy, former SEAL teams officer

PROFESSIONAL ADVISORS

Outside Legal Counsel

Golenbock Eiseman Assor Bell & Peskoe LLP
New York, New York

Independent Registered Public Accounting Firm

Sadler, Gibb & Associates, LLC
Salt Lake City, UT

To receive **Surna news via email**, please visit our website at www.surna.com/investor-relations/


SentryIQ
SURNA

Contact Information

Tony McDonald
Chief Executive Officer
(303) 993-5271
tony@surna.com

www.surna.com

Appendix A: Management Team



Tony McDonald
Chief Executive Officer

- VP/Sales, Director Major Accounts, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG, author *Cleantech Sell*
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY



Renee Larson
Vice President, Financial & Plant Controller

- Revenue and Cost Accounting Manager, Dot Hill Systems/Seagate Technology
- 30+ years accounting and finance in various industries
- BS Accounting, Western Kentucky University



Troy Rippe
Vice President, Operations and Development

- Sales representative for Trane, a global leader in HVAC/building controls
- 14+ years in HVAC system design, energy modeling, and controls
- BS Mechanical Engineering, Colorado State University, LEED accredited



Jon Kozlowski
Vice President, Sales

- National Account Manager, VP/Sales, FarmTek and GrowSpan
- 20+ years in horticulture and controlled environment agriculture
- BA Political Science/History, Central Connecticut State University



Kenneth Loshelder
Director, Engineering and Field Services

- Professional Engineer, McKinstry Co., national designer of high-performance buildings
- 14+ years in mechanical systems design, green building and energy efficiency
- BS Mechanical Engineering, University of Texas (Austin), licensed PE, LEED accredited



Jamie English
Vice President, Marketing Communications

- Marketing and Product Development Manager, Danaher Corporation
- 25+ years in B2B marketing communications and product development
- MBA Colorado State University; BS Business Administration